EXHIBIT 8.1

Subsidiaries of Luxottica Group S.p.A.

SUBSIDIARY	Jurisdiction of Incorporation	% of ownership	Type of ownership	Shareholder
ARNETTE OPTICS ILLUSIONS INC.	U.S.A.	100%	Indirect	Luxottica U.S. Holdings Corp.
AVANT GARDE OPTICS LLC	U.S.A.	100%	Indirect	Arnette Optics Illusions Inc.
RAY BAN INDIAN HOLDINGS INC.	U.S.A.	100%	Indirect	Ray-Ban Holdings Inc.
CENTRE PROFESSIONNEL DE VISION USSC INC	CANADA	100%	Indirect	The United States Shoe Corp.
COLLEZIONE RATHSCHULER SRL	ITALY	100%	Direct
COLORADO ACQUISITION CORP	U.S.A.	100%	Indirect	Luxottica U.S. Holdings Corp
DISTRIBUDORA MEXICANA DE ARTICULOS PARA SOL S.A. DE C.V.	MEXICO	100%	Indirect	Sunglass Hut International Inc.
DISCO I.C. OPTICS S.P.A	ITALY	100%	Indirect	I.C. Optics S.p.A.
E.I.D. Eyewear International Distribution Italia S.r.l.	ITALY	100%	Indirect	Luxottica S.r.l.
ENTERPRISES OF LENSCRAFTERS LLC	U.S.A.	100%	Indirect	Lenscrafters Inc.
EYE CARE PLAN OF AMERICA-CA INC	U.S.A.	100%	Indirect	First American Health Concepts Inc.
EYEMED INC	U.S.A.	100%	Indirect	The United States Shoe Corp.
EYEMED VISION CARE LLC	U.S.A.	100%	Indirect	Lenscrafters Inc.
EYEMED VISION CARE IPA LLC	U.S.A.	100%	Indirect	Eyemed Vision Care LLC
FIRST AMERICAN ADMINISTRATORS CO.	U.S.A.	100%	Indirect	First American Health Concepts Inc.
FIRST AMERICAN HEALTH CONCEPTS INC	U.S.A.	100%	Indirect	Eyemed Vision Care LLC
GUANGZHOU RAY-BAN EYEWEAR COMPANY LTD	CHINA	100%	Indirect	Luxottica Hong Kong Ltd
KILLER LOOP EYEWEAR SRL	ITALY	100%	Indirect	Luxottica S.r.l.
I.C. OPTICS S.P.A.	ITALY	100%	Indirect	Luxottica S.r.l.
I.C. OPTICS (Benelux) S.P.R.L.	BELGIUM	60% 40%	Indirect indirect	Disco I.C. Optics S.p.A. Luxottica Belgium
I.C. OPTICS S.A.	SWITZERLAND	90% 10%	Indirect indirect	Disco I.C. Optics S.p.A. Luxottica A.G.
ITALOCREMONA I.C. OPTICS ESPANA S.L.	SPAIN	70%	Indirect	Disco I.C. Optics S.p.A.
I.C. OPTICS LTD	U.S.A.	100%	Indirect	I.C. Optics S.p.A.
LRE LLC	U.S.A.	100%	Indirect	LensCrafters Inc.
LENSCRAFTERS CANADA INC	CANADA	100%	Indirect	The United States Shoe Corp.
LENSCRAFTERS INC	U.S.A.	100%	Indirect	The United States Shoe Corp.
LENCRAFTERS INTERNATIONAL INC	U.S.A.	100%	Indirect	The United States Shoe Corp.
LUXOTTICA AG	SWITZERLAND	97%	Direct
LUXOTTICA ARGENTINA SRL	ARGENTINA	99,57% 0,43%	Direct Indirect	Luxottica S.r.l.
LUXOTTICA AUSTRALIA PTY LTD	AUSTRALIA	25% 75%	Direct Indirect	Luxottica Holland B.V.
LUXOTTICA BELGIUM N.V.	BELGIUM	99% 1%	Direct Indirect	Luxottica S.r.l.
LUXOTTICA CANADA INC	CANADA	100%	Direct
LUXOTTICA DO BRASIL LTDA	BRASIL	99,995% 0,005%	Direct Indirect	Luxottica S.r.l.
LUXOTTICA DISTRIBUTION CENTER S.R.L.	ITALY	100%	direct
LUXOTTICA (DONG GUAN) TRISTAR OPTICAL CO. LTD.	CHINA	100%	Indirect	Luxottica Holland B.V.
LUXOTTICA FASHION BRILLEN GMBH	GERMANY	100%	Direct
LUXOTTICA FRANCE S.A.R.L.	FRANCE	100%	Direct
LUXOTTICA GOZLUK TICARET ANOMIN SIRKETI	TURKEY	51%	Direct
LUXOTTICA GULF LLC	UNITED ARAB EMIRATES	49%	Direct (*)
LUXOTTICA HELLAS AE	GRECIA	70%	Direct
LUXOTTICA HOLLAND BV	THE NETHERLANDS	100%	Direct
LUXOTTICA HONG KONG LTD	HONG KONG—CHINA	99,999999%	Indirect	Luxottica Holland B.V.
		0,000001%	Indirect	Luxottica S.r.l.
LUXOTTICA IBERICA SA	SPAIN	100%	Direct
LUXOTTICA IRELAND LTD	IRELAND	100%	Indirect	Luxottica S.r.l.
LUXOTTICA LEASING SPA	ITALY	100%	Direct
LUXOTTICA LUXEMBOURG SA	LUXEMBOURG	99,98% 0,02%	Direct Indirect	Luxottica S.r.l.
LUXOTTICA MALAYSIA SDN BHD	MALAYSIA	1% 99	Direct Indirect	Luxottica Holland B.V.
LUXOTTICA MEXICO SA de C.V.	MEXICO	96% 4%	Direct Indirect	Luxottica S.r.l.

LUXOTTICA NEDERLAND B.V.	THE NETHERLANDS	51%	Direct
LUXOTTICA NORGE A.S.	NORWEY	100%	Direct
LUXOTTICA OPTICS LTD	ISRAEL	74,90%	Direct
LUXOTTICA POLAND SP ZOO	POLAND	75%	Indirect	Luxottica Holland B.V.
LUXOTTICA PORTUGAL S.A.	PORTUGAL	99,143%	Direct
		0,214%	Indirect	Luxottica Leasing S.p.a.
		0,214%	Indirect	Luxottica U.K.
		0,214%	Indirect	Luxottica Fashion Brillen
		0,214%	Indirect	Luxottica S.r.l.
LUXOTTICA SOUTH AFRICA PTY LTD	SOUTH AFRICA	100%	Direct
LUXOTTICA S.R.L.	ITALY	100%	Direct
LUXOTTICA SUN CORPORATION	U.S.A.	100%	indirect	Luxottica U.S. Holdings Corp.
LUXOTTICA SOUTH PACIFIC HOLDINGS PTY LIMITED	AUSTRALIA	100%	indirect	Luxottica S.r.l.
LUXOTTICA SOUTH PACIFIC PTY LIMITED	AUSTRALIA	100%	indirect	Luxottica South Pacific Holdings Pty Limited
LUXOTTICA SWEDEN AB	SWEDEN	100%	Direct
LUXOTTICA THAILAND LTD	THAILANDIA	49%	Indirect (*)	Luxottica Holland B.V.
LUXOTTICA U.K. LTD	GREAT BRITAIN	100%	Direct
LUXOTTICA U.S. HOLDINGS CORP.	U.S.A.	99% 1%	Direct Indirect	Killer Loop Eyewear S.r.l.
LUXOTTICA U.S.A. INC.	U.S.A.	100%	Direct
LUXOTTICA VERTRIEBSGESELLSCHAFT MBH	AUSTRIA	100%	Direct
MIRARI JAPAN CO. LTD	JAPAN	15,83% 84,17%	Direct Indirect	Luxottica Holland B.V.
MIRARIAN MARKETING PTE LTD	SINGAPORE	51%	Indirect	Luxottica Holland B.V.
OY LUXOTTICA FINLAND AB	FINLAND	100%	Direct
OPTIKA HOLDINGS LIMITED	GREAT BRITAIN	50%	indirect	Luxottica S.r.l.
RAY-BAN HOLDINGS INC.	U.S.A.	100%	Indirect	Luxottica U.S. Holdings Corp.
RAY-BAN SUN OPTICS INDIA LIMITED	INDIA	44,152%	Indirect(**)	Ray Ban Indian Holdings Inc.
REVO INC.	U.S.A.	100%	Indirect	Luxottica U.S. Holdings Corp.
SUNGLASS HUT (Antigua) LIMITED	ANTIGUA	100%	indirect	Sunglass Hut International Inc.
SUNGLASS HUT (Barbados) INC.	BARBADOS	100%	indirect	Sunglass Hut International Inc.
SUNGLASS HUT CANARY S.L.	CANARY ISLAND	70%	indirect	Sunglass Hut UK Limited
SUNGLASS HUT (Sint Maarten) N.V.	NETHERLANDS ANTILLE	100%	indirect	Sunglass Hut International Inc.
SUNGLASS HUT (South East Asia) Pte LTD	SINGAPORE	100%	indirect	Luxottica Holland B.V.
SUNGLASS HUT (UK) LIMITED	GREAT BRITAIN	0,001% 3,613% 96,386%	indirect indirect indirect	Sunglass Hut Realty Corp. Sunglass Hut Trading Corporation Sunglass Hut of Florida
SUNGLASS HUT AUSTRALIA PTY LIMITED	AUSTRALIA	100%	indirect	Sunglass Hut International Inc.
SUNGLASS HUT AUSTRIA GMBH	AUSTRIA	100%	indirect	Luxottica S.r.l.
SUNGLASS HUT BELGIUM N.V.	BELGIUM	100%	Indirect	Luxottica s.r.l.
SUNGLASS HUT DE MEXICO de C.V.	MEXICO	100%	indirect	Sunglass Hut International Inc.
SUNGLASS HUT HOLDINGS OF FRANCE INC.	U.S.A.	100%	indirect	Sunglass Hut International Inc.
SUNGLASS HUT INTERNATIONAL INC.	U.S.A.	100%	indirect	Luxottica S.r.l.
SUNGLASS HUT IRELAND LIMITED	IRELAND	1% 99%	Indirect Indirect	Sunglass Hut Realty Corp. Sunglass Hut of Florida Inc.
SUNGLASS HUT NETHERLANDS B.V.	THE NETHERLANDS	2,5% 97,5%	Indirect Indirect	Sunglass Hut Realty Corp. Sunglass Hut of Florida Inc.
SUNGLASS HUT NEW ZEALAND LIMITED	NEW ZEALAND	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT OF CANADA LTD	CANADA	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS OF FLORIDA INC.	USA	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT OF FRANCE SOCIETE EN NOM COLLECTIF (SNC)	FRANCE	100%	Indirect	Luxottica S.r.l.
SUNGLASS HUT OF SOUTHERN FRANCE INC.	USA	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT PORTUGAL COMERCIO DE OCULOS E RELOGIOS LDA	PORTUGAL	2% 98%	Indirect Indirect	Sunglass Hut Realty Corp. Sunglass Hut of Florida Inc.
SUNGLASS HUT REALTY CORPORATION	USA	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT SPAIN S.L.	SPAIN	100%	Indirect	Luxottica S.r.l.
SUNGLASS HUT TRADING CORPORATION	USA	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS TERMINAL INC.	USA	100%	Indirect	Sunglass Hut Trading Company
SUNGLASS WORLD HOLDINGS PTY LIMITED	AUSTRALIA	100%	Indirect	Sunglass Hut Australia Pty Limited
THE UNITED STATES SHOE CORPORATION	U.S.A.	100%	Indirect	Avant Garde Optics LLC
TRISTAR OPTICAL COMPANY LTD	HONG KONG—CHINA	50% 50%	Direct Indirect	Luxottica Holland B.V.
U.S.S. DELAWARE CORPORATION	U.S.A.	100%	Indirect	The United States Shoe Corporation

WATCH WORLD INTERNATIONAL INC.	USA	100%	Indirect	Watch World Licensing Corporation
WATCH WORLD LICENSING CORP.	USA	100%	Indirect	Sunglass Hut International Inc.
C&M OPTICAL COMPANY LTD	SOUTH KOREA	50%	Indirect	Mirari Japan Ltd
H. SUMNER LIMITED	GREAT BRITAIN	100%	Indirect	OPSM Protector Europe Limited
OPSM EUROPE LIMITED	GREAT BRITAIN	100%	Indirect	OPSM Group Limited
OPSM PROTECTOR EUROPE LIMITED	GREAT BRITAIN	100%	Indirect	Protector Safety Industeries Pty Ltd
PROTECTOR TECHNOLOGIES EUROPE	GREAT BRITAIN	100%	Indirect	OPSM Europe Limited
LIMITED
BUDGET EYEWEAR LIMITED	NEW ZEALAND	100%	Indirect	Pomposa Enterprises Limited
OPSM LIMITED	NEW ZEALAND	45%	Indirect	Budget Eyewear Limited
OPSM PARTNERSHIPS LIMITED	NEW ZEALAND	45%	Indirect	Budget Eyewear Limited
OPTIQUE EYEWEAR LIMITED	NEW ZEALAND	100%	Indirect	Budget Eyewear Limited
POMPOSA ENTERPRISES LIMITED	NEW ZEALAND	100%	Indirect	Protector Safety Industries Pty Ltd
OPLPT LIMITED	NEW ZEALAND	100%	Indirect	OPSS Limited
OWWC LIMITED	NEW ZEALAND	100%	Indirect	OPSS Limited
OPSS LIMITED	NEW ZEALAND	100%	Indirect	Protector Safety Industries Pty
THE OPTICAL SHOP LIMITED	HONG KONG	100%	Indirect	Protector Safety Industries Pty Ltd
OPSM EYEWEAR SDN BHD	MALAYSIA	100%	indirect	Protector Safety Industies Pty Ltd
OPSM LABORATORIES PTE LTD	SINGAPORE	100%	Indirect	Protector Safety Industries Pty Ltd
OPSM LIMITED	HONG KONG	100%	Indirect	Protector Safety Industries Pty Ltd
ACTIVIZE PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
ARRAP FINANCE HOLDINGS PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
AUSTRALIAN VISION SERVICES PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
BUDGET EYEWEAR AUSTRALIA PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
BUDGET SPECS PTY LTD	AUSTRALIA	100%	Indirect	Budget Eyewear Australia Pty Ltd
EYEBIZ LABORATORIES PTY LIMITED	AUSTRALIA	100%	Indirect	OPSM Pty Limited
GIBB AND BEEMAN PTY LIMITED	AUSTRALIA	100%	Indirect	OPSM Group Limited
KAYS OPTICAL PTY LTD	AUSTRALIA	100%	Indirect	Laubman and Pank Pty Ltd
LAUBMAN AND PANK PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
LAPSA PTY LTD	AUSTRALIA	100%	Indirect	Eyebiz Laboratories Pty Ltd
OPLPT PTY LTD	AUSTRALIA	100%	Indirect	Protector Safety Industries Pty ltd
OPSM PTY LIMITED	AUSTRALIA	100%	Indirect	OPSM Group Limited
OPSM (QLD) PTY LTD	AUSTRALIA	100%	Indirect	OPSM Group Limited
OPSM GROUP LIMITED	AUSTRALIA	82,564%	Indirect	Luxottica South Pacific
OPSM OPTOMETRY PTY LTD	AUSTRALIA	100%	Indirect	Gibb and Beeman Pty Ltd
OPSS PTY LTD	AUSTRALIA	100%	Indirect	Arrap Finance Holdings Pty Ltd
OPTICAL PRESCRIPTIONS SPECTACLE MAKERS PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
PROTECTOR INVESTMENTS PTY LIMITED	AUSTRALIA	100%	Indirect	Protector Safety Industries Pty Ltd
PROTECTOR SAFETY INDUSTRIES PTY LTD	AUSTRALIA	100%	Indirect	OPSM Group Limited
TASMAN FREIGHT SERVICES PTY LIMITED	AUSTRALIA	100%	Indirect	Protector Safety Industries Pty Ltd
TREVOR HENDERSON PTY LTD	AUSTRALIA	100%	Indirect	Laubman and Pank Pty Ltd
VISION PLUS PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited

(*)
The percent of ownership is limited to 49% to conform with a local law which prohibits the incorporation of limited liability companies with the major shareholder being a foreign person or entity. Considering the existing agreement with the local partner of this subsidiary, we control it, de facto.

(**)
Even with limited ownership, we are able to exercise control over the subsidiary.